UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

T2 BIOSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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T2 BIOSYSTEMS, INC.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2021

On June 11, 2021, T2 Biosystems, Inc. (the “Company”) released a press release regarding the proposals described in its definitive proxy statement (the “Proxy Statement”) for the Company’s Annual Meeting of Stockholders that will be held virtually on Friday, June 25, 2021 at 9:00 a.m. Eastern time. The press release is attached hereto as Exhibit A.

[Exhibit A]

World’s Leading Proxy Advisory Firms ISS and Glass Lewis Recommend T2 Biosystems Stockholders Vote “FOR” the Charter Amendment Proposal – To Increase the Number of Authorized Shares of Common Stock

LEXINGTON, Mass., June 11, 2021 (GLOBE NEWSWIRE)—T2 Biosystems, Inc. (NASDAQ:TTOO), a leader in the rapid detection of sepsis-causing pathogens, today announced that leading proxy advisory firms Institutional Shareholder Services Inc. (ISS) and Glass Lewis and Co., LLC (Glass Lewis), in addition to the Company’s Board of Directors, have recommended that T2 Biosystems stockholders vote in favor of the proposal to amend the Company’s Certification of Incorporation to increase the number of authorized shares of common stock (the “Charter Amendment Proposal”) at the upcoming annual stockholder meeting to be held on June 25, 2021.

T2 Biosystems’ President and CEO, John Sperzel, has previously released a statement communicating to stockholders the importance of this year’s proposals and their potential impact on the Company. The video statement can be found on the Investor Relations section of the Company’s website at investors.t2biosystems.com.

T2 Biosystems, Inc. will be holding its Annual Meeting virtually on June 25, 2021 at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/TTOO2021. T2 Biosystems’ stockholders of record as of April 28, 2021 are entitled to vote at the Annual Meeting. However, all stockholders are encouraged to vote ahead of the meeting, even if you are planning to attend.

T2 Biosystems’ definitive proxy materials, 2020 Annual Report to Stockholders and other relevant information can be found at www.sec.gov.

If you have any questions about how to vote your shares, or need additional assistance, please contact our proxy solicitor, MacKenzie Partners, toll-free at 1-800-322-2885.

About T2 Biosystems

T2 Biosystems, a leader in the rapid detection of sepsis-causing pathogens, is dedicated to improving patient care and reducing the cost of care by helping clinicians effectively treat patients faster than ever before. T2 Biosystems’ products include the T2Dx® Instrument, T2Candida® Panel, the T2Bacteria® Panel, the T2Resistance® Panel, and the T2SARS-CoV-2™ Panel and are powered by the proprietary T2 Magnetic Resonance (T2MR®) technology. T2 Biosystems has an active pipeline of future products, including the T2CaurisTM Panel, and T2Lyme TM Panel, as well as additional products for the detection of bacterial and fungal pathogens and associated antimicrobial resistance markers, and biothreat pathogens.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the stockholder proposals and their potential impact, as well as statements that include the words “expect,” “intend,” “plan”, “believe”, “project”, “forecast”, “estimate,” “may,” “should,” “anticipate,” and similar statements of a future or forward looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission, or SEC, on March 31, 2021, and other filings the Company makes with the SEC from time to time. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Important Information

The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. The Company has filed a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Annual Meeting with the SEC. Details concerning the nominees of the Company’s board of directors for election at the Annual Meeting are set forth in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the Company’s participants and their respective interests in the matters to be voted on at the Annual Meeting, by security holdings or otherwise, are set forth in the definitive proxy statement and other documents filed with the SEC in connection with the Annual Meeting. Investors and stockholders can obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. The Company’s stockholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from the “SEC Filings” section of the Company’s website at www.t2biosystems.com

Media Contact:

Gina Kent, Vault Communications

gkent@vaultcommunications.com

610-455-2763

Investor Contact:

Philip Trip Taylor, Gilmartin Group

philip@gilmartinIR.com

415-937-5406